UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report - August 4, 2009
(July 29, 2009)
(Date of Earliest Event Reported)

Carpenter Technology Corporation
(Exact Name of Registrant as specified in its charter)

Delaware	1-5828	23-0458500
(State of Incorporation)	(Commission File No.)	(IRS Employer I.D. No.)

P.O. Box 14662, Reading, Pennsylvania, 19612
(Address of principal executive offices)

Registrant's telephone number, including area code (610) 208-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At its meeting on July 29, 2009, the Human Resources Committee of the Board of Directors (the “Committee”) of Carpenter Technology Corporation (the “Company”), which functions as the compensation committee of the Board of Directors, finalized fiscal year 2010 compensation packages for several executives of the Company, including the executives who constitute the Company’s Named Executive Officers (“NEOs”) for fiscal year 2009 and continue as executives of the Company. (Dr. Sunil Widge, the Company’s former Vice President and Chief Technology Officer, retired from the Company on January 31, 2009, and is no longer an executive or employee of the Company.)  The compensation arrangements were made effective as of July 29, 2009, and are summarized in tables and related discussion below by major component categories for each NEO.

The determinations made by the Committee reflect its review and consideration of individual and Company performance, assigned responsibilities of the executives, competitive market data, and other relevant factors customarily considered by the Committee as part of its executive compensation processes. With respect to the equity components of the compensation packages described in Sections C, D and E below, the overall dollar value used by the Committee to establish the number of stock units and stock options that may be earned by NEOs is the same as the dollar value used by the Committee for fiscal year 2009 under the Company’s stock-based incentive compensation plan for executives.  The number of stock units and stock options reflect the closing price of the Company’s common stock on the date of the Committee’s action.

A.  Base Salaries

The following table sets forth the fiscal year 2010 base salary of the Company’s NEOs:

Name and Position	Fiscal Year 2010 Base Salary

Anne L. Stevens Chairman, President and Chief Executive Officer	$876,000

Michael L. Shor Executive Vice President – Advanced Metals Operations (AMO) & Premium Alloys Operations (PAO)	$407,056

K. Douglas Ralph Senior Vice President - Finance and Chief Financial Officer	$399,000

T. Kathleen Hanley Senior Vice President – Organizational Effectiveness, Strategy, and Corporate Staffs	$387,486

Mark S. Kamon Vice President – International/ CPP & Dynamet	$345,000

B.  Incentive Cash Compensation Potential

The Committee set performance goals and opportunities for potential cash bonuses under the Company’s Executive Bonus Compensation Plan (EBCP) for the 2010 fiscal year.  The Committee established corporate performance goals for free cash flow, operating income, on-time delivery and safety objectives as the key measures for fiscal year 2010 under the EBCP.  The performance goals reflect a performance range beginning at a threshold level, progressing to a target level and ending at a maximum level.  Incentive plan payment opportunity levels vary among the executives. The following table shows the percentages of base salary that each NEO could earn in fiscal year 2010 upon achievement of the performance goals at the established threshold, target and maximum performance ranges established under the EBCP:

Name and Position	Fiscal Year 2010 EBCP Potential as Percent of Base Salary (Threshold/Target/Maximum Performance Levels)

Anne L. Stevens Chairman, President and Chief Executive Officer	25% / 100% / 200% Plus an additional 100% opportunity if certain operating income, free cash flow, and total shareholder return targets are achieved.

Michael L. Shor Executive Vice President – Advanced Metals Operations (AMO) & Premium Alloys Operations (PAO)	20% / 80% / 160%

K. Douglas Ralph Senior Vice President - Finance and Chief Financial Officer	20% / 80% / 160%

T. Kathleen Hanley Senior Vice President – Organizational Effectiveness, Strategy, and Corporate Staffs	20% / 80% / 160%

Mark S. Kamon Vice President – International/ CPP & Dynamet	17.5% / 70% / 140%

C.           Long-Term Incentive Compensation Potential – Performance Stock Units

The Committee set performance goals and opportunities under the Company’s stock-based incentive compensation plan for the 2010 fiscal year.  The Committee established two categories of performance goals to earn stock unit awards under that plan, as follows: (1) three-year performance goals based upon total shareholder return (“TSR”) goals (“Category 1”); and (2) one-year performance goals based upon earnings per share (“EPS”) (“Category 2”).  The performance goals for both Category 1 and Category 2 reflect a performance range beginning at a threshold level, progressing to a target level and ending with a maximum level.  If earned in accordance with applicable performance requirements, Category 1 stock units will vest immediately upon grant at the end of the three-year performance measuring period, and Category 2 stock units will vest one-half on each of the first and second anniversary dates of their grant at the end of the one-year performance measuring period.

The following table shows the number of stock units that each NEO could earn upon achievement of the applicable performance goals at the established threshold (50%), target (100%) and maximum (200%) performance levels:

Name and Position	Performance Based Stock Units (Number of Units at Threshold/Target/Maximum Performance Levels)

	Category 1 – Three (3) Year	Category 2 – One (1) Year
	Performance Goals	Performance Goals

Anne L. Stevens Chairman, President and Chief Executive Officer	20,590 / 41,180 / 82,360	20,590 / 41,180 / 82,360

Michael L. Shor Executive Vice President – Advanced Metals Operations (AMO) & Premium Alloys Operations (PAO)	6,719 / 13,438 / 26,875	6,719 / 13,438 / 26,875

K. Douglas Ralph Senior Vice President - Finance and Chief Financial Officer	4,982 / 9,963 / 19,925	4,982 / 9,963 / 19,925

T. Kathleen Hanley Senior Vice President – Organizational Effectiveness, Strategy, and Corporate Staffs	4,982 / 9,963 / 19,925	4,982 / 9,963 / 19,925

Mark S. Kamon Vice President – International/ CPP & Dynamet	1,838 / 3,675 / 7,350	1,838 / 3,675 / 7,350

D.           Long Term Incentive Compensation – Time Vested Stock Units

The Committee granted on July 29, 2009 to each NEO stock units that will vest three years from the grant date, provided that the executive remains employed by the Company on that date, and subject to such conditions as may be determined by the Committee.

The following table shows the number of such stock units granted to each NEO:

Name and Position	Number of Stock Units

Anne L. Stevens Chairman, President and Chief Executive Officer	41,180

Michael L. Shor Executive Vice President – Advanced Metals Operations (AMO) & Premium Alloys Operations (PAO)	23,500

K. Douglas Ralph Senior Vice President - Finance and Chief Financial Officer	17,450

T. Kathleen Hanley Senior Vice President – Organizational Effectiveness, Strategy, and Corporate Staffs	17,450

Mark S. Kamon Vice President – International/ CPP & Dynamet	6,425

E.           Long Term Incentive Compensation – Stock Options

The Committee granted on July 29, 2009 to each NEO options to purchase shares of Company stock as detailed in the following table.  The exercise price is equal to the $17.29 closing price of the Company’s stock on the date of the grant.  The options will become exercisable ratably over a three-year period on each anniversary of the date of the grant.  Applying the Black-Scholes option valuation model, each option has a value of $6.36 per share (or 36.8% of the stock’s closing price on the date of the grant).

Name and Position	Number of Shares Subject to Options

Anne L. Stevens Chairman, President and Chief Executive Officer	111,950

Michael L. Shor Executive Vice President – Advanced Metals Operations (AMO) & Premium Alloys Operations (PAO)	45,625

K. Douglas Ralph Senior Vice President - Finance and Chief Financial Officer	33,850

T. Kathleen Hanley Senior Vice President – Organizational Effectiveness, Strategy, and Corporate Staffs	33,850

Mark S. Kamon Vice President – International/ CPP & Dynamet	12,475

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2009	CARPENTER TECHNOLOGY CORPORATION
(Registrant)

	By:	/s/ Oliver C. Mitchell, Jr.
Oliver C. Mitchell, Jr.
Secretary